UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2006

DYNECO CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	333-112585	41-1508703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2203 North Lois Avenue, Suite 900, Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (813) 877-6300

_____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders

As previously reported on Form 8-K filed with the Securities and Exchange Commission on February 23, 2006 (the “Initial 8K”), on January 31, 2006, shareholders approved a 1:30 reverse split of DynEco’s common stock. On February 16, 2006, the Company provided Articles of Amendment to the Secretary of State of Minnesota, restating previously amended Article III with explanation of the approved reverse stock split; however, despite communications to the Company to the contrary, the Secretary of State of Minnesota did not accept these Articles of Amendment. Therefore, on February 28, 2006, the Company filed Articles of Correction with the Secretary of State of Minnesota, which were accepted. These Articles become effective in the State of Minnesota at the close of business on March 3, 2006, and NASDAQ has informed the Company that the reverse stock split will take effect at the open of business on March 6, 2006. The Articles of Correction are attached to this report as Exhibit 3.1 and incorporated by reference herein. On March 3, 2006, the Company issued a press release announcing the 1:30 reverse split, a copy of which is attached to this Current Report as Exhibit 99.1.

This Form 8-K/A is being filed to amend the Initial 8-K to reflect the documents that were actually accepted by the Secretary of State of Minnesota. At the time the Initial 8-K was filed, the Corporation believed that the Articles of Amendment had been accepted by the Secretary of State of Minnesota.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported in the Initial 8-K, on January 31, 2006, shareholders approved a 1:30 reverse split of DynEco’s common stock and a change of the Company’s name. On February 16, 2006, DynEco provided Articles of Amendment to the Secretary of State of Minnesota, purporting to amend Article I of the Amended Articles of Incorporation to change the Company’s name to Dynamic Leisure Corporation, and restating previously amended Article III with explanation of the approved reverse stock split. However, despite communications to the Company to the contrary, these Amended Articles of Incorporation were not accepted by the Secretary of State of Minnesota. Therefore, on February 28, 2006, DynEco filed Articles of Correction with the Secretary of State of Minnesota, which were accepted. These Articles become effective in Minnesota at the close of business on March 3, 2006, and NASDAQ has informed the Company that the name change to Dynamic Leisure Corporation will take effect at the open of business on March 6, 2006, with trading to be conducted under the Company’s new ticker symbol of DYLI. The Articles of Correction are attached to this report as Exhibit 3.2 and incorporated by reference herein. A press release issued by the Company on March 3, 2006 announced the change of name to Dynamic Leisure Corporation. This press release is furnished as Exhibit 99.1 to this Current Report.

This Form 8-K/A is being filed to amend the Initial 8-K to reflect the documents that were actually accepted by the Secretary of State of Minnesota. At the time the Initial 8-K was filed, the Corporation believed that the Articles of Amendment had been accepted by the Secretary of State of Minnesota.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title of Document

3.1	Articles of Correction, filed on February 28, 2006 and effective at close of business on March 3, 2006

3.2	Articles of Correction, filed on February 28, 2006 and effective at close of business on March 3, 2006

99.1	Press Release dated March 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNECO CORPORATION (Registrant)

Date: March 3, 2006	By:	/s/ Daniel G. Brandano
Daniel G. Brandano President

Exhibit Index

Exhibit Number	Title of Document

3.1	Articles of Correction, filed on February 28, 2006 and effective at close of business on March 3, 2006

3.2	Articles of Correction, filed on February 28, 2006 and effective at close of business on March 3, 2006

99.1	Press Release dated March 3, 2006